                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                              213,599.21
Available Funds:
    Contract Payments due and received in this period                                                         1,317,760.44
    Contract Payments due in prior period(s) and received in this period                                        124,988.56
    Contract Payments received in this period for next period                                                    85,055.11
    Sales, Use and Property Tax payments received                                                               142,031.52
    Prepayment Amounts related to early termination in this period                                                8,764.73
    Servicer Advance                                                                                            260,257.45
    Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
    Transfer from Reserve Account                                                                                 2,467.24
    Interest earned on Collection Account                                                                         1,381.01
    Interest earned on Affiliated Account                                                                           109.07
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
    contract)                                                                                                         0.00
    Amounts paid under insurance policies                                                                             0.00
    Maintenance, Late Charges and any other amounts                                                                   0.00

                                                                                                              ------------
Total Available Funds                                                                                         2,156,414.34
Less: Amounts to be Retained in Collection Account                                                              260,942.57
                                                                                                              ------------
AMOUNT TO BE DISTRIBUTED                                                                                      1,895,471.77
                                                                                                              ============

DISTRIBUTION OF FUNDS:

1.  To Trustee -  Fees                                                                                                0.00
2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  124,988.56
3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

        a) Class A1 Principal and Interest                                                                            0.00
        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                        0.00
        a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                         1,411,804.03
        b) Class B Principal and Interest                                                                        32,332.42
        c) Class C Principal and Interest                                                                        36,559.08
        d) Class D Principal and Interest                                                                        36,984.40
        e) Class E Principal and Interest                                                                        37,830.87

4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                            4,143.04
        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                          56,504.82
        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                 2,467.24
6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  143,521.60
7.  To Servicer, Servicing Fee and other Servicing Compensations                                                  8,335.71
                                                                                                              ------------
TOTAL FUNDS DISTRIBUTED                                                                                       1,895,471.77
                                                                                                              ============
                                                                                                              ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      260,942.57
                                                                                                              ============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                           $2,182,541.24
   - Add Investment Earnings                                                                                     2,467.24
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
   - Less Distribution to Certificate Account                                                                    2,467.24
                                                                                                            -------------
End of period balance                                                                                       $2,182,541.24
                                                                                                            =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $2,182,541.24
                                                                                                            =============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Pool A                                                 16,923,077.96
                Pool B                                                  2,526,568.46
                                                                       -------------
                                                                                            19,449,646.42

Class A Overdue Interest, if any                                                0.00
Class A Monthly Interest - Pool A                                          81,230.77
Class A Monthly Interest - Pool B                                          12,127.53

Class A Overdue Principal, if any                                               0.00
Class A Monthly Principal - Pool A                                      1,076,188.77
Class A Monthly Principal - Pool B                                        242,256.96
                                                                       -------------
                                                                                             1,318,445.73
Ending Principal Balance of the Class A Notes
                Pool A                                                 15,846,889.19
                Pool B                                                  2,284,311.50
                                                                       -------------        -------------
                                                                                            18,131,200.69
                                                                                            =============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $190,972,000      Original Face $190,972,000      Balance Factor
  $             0.488859          $             6.903869             9.494167%
---------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Class A1                                                       0.00
                 Class A2                                                       0.00
                 Class A3                                              19,449,646.42
                                                                       -------------
                                                                                            19,449,646.42
Class A Monthly Interest
                 Class A1 (Actual Number Days/360)                              0.00
                 Class A2                                                       0.00
                 Class A3                                                  93,358.30

Class A Monthly Principal
                 Class A1                                                       0.00
                 Class A2                                                       0.00
                 Class A3                                               1,318,445.73
                                                                       -------------
                                                                                             1,318,445.73
Ending Principal Balance of the Class A Notes
                 Class A1                                                       0.00
                 Class A2                                                       0.00
                 Class A3                                              18,131,200.69
                                                                       -------------        -------------
                                                                                            18,131,200.69
                                                                                            =============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

V.    CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                Pool A                                                    386,758.27
                Pool B                                                     57,730.80
                                                                          ----------
                                                                                               444,489.07

Class B Overdue Interest, if any                                                0.00
Class B Monthly Interest - Pool A                                           1,911.23
Class B Monthly Interest - Pool B                                             285.29
Class B Overdue Principal, if any                                               0.00
Class B Monthly Principal - Pool A                                         24,598.60
Class B Monthly Principal - Pool B                                          5,537.30
                                                                          ----------
                                                                                                30,135.90
Ending Principal Balance of the Class B Notes
                Pool A                                                    362,159.67
                Pool B                                                     52,193.50
                                                                          ----------           ----------
                                                                                               414,353.17
                                                                                               ==========

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,365,000        Original Face $4,365,000         Balance Factor
  $           0.503212            $            6.903986               9.492627%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                Pool A                                                    435,347.08
                Pool B                                                     65,033.11
                                                                          ----------
                                                                                               500,380.19

Class C Overdue Interest, if any                                                0.00
Class C Monthly Interest - Pool A                                           2,310.97
Class C Monthly Interest - Pool B                                             345.22
Class C Overdue Principal, if any                                               0.00
Class C Monthly Principal - Pool A                                         27,673.43
Class C Monthly Principal - Pool B                                          6,229.46
                                                                          ----------
                                                                                                33,902.89
Ending Principal Balance of the Class C Notes
                Pool A                                                    407,673.65
                Pool B                                                     58,803.65
                                                                          ----------           ----------
                                                                                               466,477.30
                                                                                               ==========

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955        Original Face $4,910,955         Balance Factor
  $           0.540870            $           6.903523               9.498708%
--------------------------------------------------------------------------------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

VII.    CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                      Pool A                                           435,347.08
                      Pool B                                            65,033.11
                                                                       ----------
                                                                                         500,380.19
Class D Overdue Interest, if any                                             0.00
Class D Monthly Interest - Pool A                                        2,681.01
Class D Monthly Interest - Pool B                                          400.50
Class D Overdue Principal, if any                                            0.00
Class D Monthly Principal - Pool A                                      27,673.43
Class D Monthly Principal - Pool B                                       6,229.46
                                                                       ----------
                                                                                          33,902.89
Ending Principal Balance of the Class D Notes
                      Pool A                                           407,673.65
                      Pool B                                            58,803.65
                                                                       ----------        ----------
                                                                                         466,477.30
                                                                                         ==========

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955       Original Face  $4,910,955         Balance Factor
  $          0.627477            $              6.903523              9.498708%
--------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                      Pool A                                           435,347.08
                      Pool B                                            65,033.11
                                                                       ----------
                                                                                         500,380.19

Class E Overdue Interest, if any                                             0.00
Class E Monthly Interest - Pool A                                        3,417.47
Class E Monthly Interest - Pool B                                          510.51
Class E Overdue Principal, if any                                            0.00
Class E Monthly Principal - Pool A                                      27,673.43
Class E Monthly Principal - Pool B                                       6,229.46
                                                                       ----------
                                                                                          33,902.89
Ending Principal Balance of the Class E Notes
                     Pool A                                            407,673.65
                     Pool B                                             58,803.65
                                                                       ----------        ----------
                                                                                         466,477.30
                                                                                         ==========

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955       Original Face $4,910,955        Balance Factor
  $          0.799840            $           6.903523               9.498708%
-------------------------------------------------------------------------------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

IX.     ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                      Pool A                                           725,085.62
                      Pool B                                           108,214.89
                                                                       ----------
                                                                                         833,300.51
Residual Interest - Pool A                                               3,611.06
Residual Interest - Pool B                                                 531.98
Residual Principal - Pool A                                             46,122.38
Residual Principal - Pool B                                             10,382.44
                                                                       ----------
                                                                                          56,504.82
Ending Residual Principal Balance
                      Pool A                                           678,963.24
                      Pool B                                            97,832.45
                                                                       ----------        ----------
                                                                                         776,795.69
                                                                                         ==========

X.      PAYMENT TO SERVICER

- Collection period Servicer Fee                                                           8,335.71
- Servicer Advances reimbursement                                                        124,988.56
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                        143,521.60
                                                                                         ----------
Total amounts due to Servicer                                                            276,845.87
                                                                                         ==========

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XI.     AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
 beginning of the related Collection Period                                                               19,340,963.23

Aggregate Discounted Contract Balance of Additional Contracts acquired during
 Collection Period                                                                                                 0.00

Decline in Aggregate Discounted Contract Balance                                                           1,229,930.02

                                                                                                          -------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
 ending of the related Collection Period                                                                  18,111,033.21
                                                                                                          =============

Components of Decline in Aggregate Discounted Contract Balance:
 - Principal portion of Contract Payments and Servicer Advances                         1,223,810.04

 - Principal portion of Prepayment Amounts                                                  6,119.98

 - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

 - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
     Contracts during the Collection Period                                                     0.00

 - Aggregate Discounted Contract Balance of Substitute Contracts added during
     Collection Period                                                                          0.00

 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
     during Collection Period                                                                   0.00

                                                                                        ------------
                 Total Decline in Aggregate Discounted Contract Balance                 1,229,930.02
                                                                                        ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
 beginning of the related Collection Period                                                                2,887,613.24

Aggregate Discounted Contract Balance of Additional Contracts acquired during
 Collection Period                                                                                                 0.00

Decline in Aggregate Discounted Contract Balance                                                             276,865.10

                                                                                                           ------------
Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
 ending of the related Collection Period                                                                   2,610,748.14
                                                                                                           ============

Components of Decline in Aggregate Discounted Contract Balance:
 - Principal portion of Contract Payments and Servicer Advances                           274,266.16

 - Principal portion of Prepayment Amounts                                                  2,598.94

 - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

 - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
     Contracts during the Collection Period                                                     0.00

 - Aggregate Discounted Contract Balance of Substitute Contracts added during
     Collection Period                                                                          0.00

 - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
     during Collection Period                                                                   0.00

                                                                                          ----------
                 Total Decline in Aggregate Discounted Contract Balance                   276,865.10
                                                                                          ==========
                                                                                                          -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                         20,721,781.35
                                                                                                          =============

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

    POOL A

                                                                                                 Predecessor
                                                            Discounted        Predecessor        Discounted
Lease #      Lessee Name                                    Present Value       Lease #          Present Value
--------------------------------------------                -------------     -----------      ---------------
3330-003     OPEN MRI TEXAS VENTURES, LLC                   $  784,197.29       835-503        $    438,611.25
3309-001     OPEN MRI ILLINOIS VENTURES, LLC                $1,004,239.10       869-501        $    433,977.38
             CASH                                           $   69,086.19       878-501        $    455,634.75
                                                                                878-502        $    455,364.75
                                                                               1505-005        $     73,664.45

                                                            -------------                      ---------------
                                                   Totals:  $1,857,522.58                      $  1,857,252.58

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $  1,857,252.58
b) ADCB OF POOL A AT CLOSING DATE                                                              $161,410,790.25
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES              NO  X

    POOL B

                                                                                                     Predecessor
                                                                Discounted        Predecessor        Discounted
Lease #          Lessee Name                                    Present Value       Lease #         Present Value
------------------------------------------------                -------------     -----------      ---------------
                 NONE

                                                                -------------                      ---------------
                                                       Totals:  $        0.00                      $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                  $ 56,843,333.29
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING  AGENCY APPROVES)                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES              NO  X

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - NON-PERFORMING

                                                                                                 Predecessor
                                                            Discounted        Predecessor        Discounted
Lease #      Lessee Name                                    Present Value     Lease #            Present Value
--------------------------------------------                -------------     -----------      ---------------
1097-507     ADVANCED HEALTHCARE RESOURCES                  $159,644.40       1778-001         $     48,984.23
1238-501     WILLIAM F SKINNER, M.D.                        $174,282.67       1777-001         $    325,671.26
1505-005     NYDIC MEDICAL VENTURES VII, LLC                $171,682.66       1855-001         $    153,223.12
2488-001     HYDRO-TOUCH INC.                               $110,973.88       1949-001         $     94,307.11
             CASH                                           $  5,602.11
                                                            -------------                      ---------------
                                                   Totals:  $622,185.72                        $    622,185.72

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                     622,185.72
b) ADCB OF POOL A AT CLOSING DATE                                                              $161,410,790.25
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES              NO  X

    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                Predecessor
                                                            Discounted        Predecessor        Discounted
Lease #      Lessee Name                                    Present Value      Lease #          Present Value
--------------------------------------------                -------------     -----------      ---------------
             NONE

                                                            -------------                      ---------------
                                                   Totals:  $        0.00                      $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                    $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                               $ 56,843,333.29
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES              NO  X

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2002

XV.   POOL PERFORMANCE MEASUREMENTS

1.       Aggregate Discounted Contract Balance

CONTRACTS DELINQUENT > 90 DAYS                       TOTAL OUTSTANDING CONTRACTS
This Month                         15,260.58         This Month                       20,721,781.35
1 Month Prior                      10,699.73         1 Month Prior                    22,228,576.47
2 Months Prior                     77,323.68         2 Months Prior                   24,113,060.18

Total                             103,283.99         Total                            67,063,418.00

a) 3 MONTH AVERAGE                 34,428.00         b) 3 MONTH AVERAGE               22,354,472.67

c) a/b                                  0.15%

2.  Does a Delinquency Condition Exist (1c > 6% )?           Yes       No    X

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?    Yes       No    X

    B. An Indenture Event of Default has occurred and is
       then continuing?                                      Yes       No    X

4.  Has a Servicer Event of Default occurred?                Yes       No    X

5.  Amortization Event Check

    A. Is 1c > 8% ?                                          Yes       No    X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or obligation
       not remedied within 90 days?                          Yes       No    X

    C. As of any Determination date, the sum of all
       defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?           Yes       No    X

6.  Aggregate Discounted Contract Balance at
    Closing Date                                        Balance $ 218,254,123.54

    DELINQUENT LEASE SUMMARY

Days Past Due           Current Pool Balance             # Leases
-------------           --------------------             --------
    31 - 60                     2,484,381.80                   21
    61 - 90                         5,447.54                    5
   91 - 180                        15,260.58                    7

    Approved By:
    Mathew E. Goldenberg
    Vice President
    Structured Finance and Securitization